Exhibit 99.5
                                 ------------
                Computational Materials and/or ABS Term Sheets


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                 Fixed           $435,497,339

                                        Detailed Report



Summary of Loans in Statistical Calculation Pool                                Range
                                                                                -----
(As of Calculation Date)
Total Number of Loans                                      2,682
Total Outstanding Balance                           $435,497,339
Average Loan Balance                                    $162,378          $13,681 to $999,096
WA Mortgage Rate                                          7.230%           5.100% to 12.500%
Net WAC                                                   6.721%           4.591% to 11.991%
WA Original Term (months)                                    349              180 to 360
WA Remaining Term (months)                                   347               76 to 360
WA LTV                                                    76.46%            8.00% to 100.00%
  Percentage of Pool with CLTV > 100%                      0.00%
WA FICO                                                      609

Secured by (% of pool)       1st Liens                   100.00%
                             2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)          82.69%





----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:      Top 5 Prop:        Doc Types:     Purpose Codes        Occ Codes          Grades        Orig PP Term
  -------------      -----------        ----------     -------------        ---------          ------        ------------
CA         26.79%  SFR      80.40%   FULL      74.09%  RCO      78.03%   OO       98.36%  A         78.69%  0        17.31%
FL         10.66%  PUD      11.54%   STATED    25.84%  PUR      14.26%   INV       1.22%  A-         6.25%  6         0.09%
TX          6.96%  CND       3.33%   ALT        0.05%  RNC       7.71%   2H        0.42%  B          8.11%  12        6.64%
NY          5.46%  2 FAM     2.90%   STREAM     0.02%                                     C          4.64%  24        6.72%
VA          3.32%  4 FAM     0.85%                                                        C-         1.76%  36       20.73%
                                                                                          D          0.56%  48        0.03%
                                                                                                            60       48.48%



----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                 Program
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
15Yr Fixed                        $18,636,132    155    4.28     $120,233    7.098   176.97  607   70.1
15Yr Fixed - CC                    $5,097,687     50    1.17     $101,954    8.285   178.58  576   83.0
20Yr Fixed                         $2,458,839     22    0.56     $111,765    7.121   235.75  638   78.8
30Yr Fixed                       $303,859,001  1,800   69.77     $168,811    7.063   357.82  613   75.1
30Yr Fixed - CC                   $69,296,998    508   15.91     $136,411    8.095   358.44  588   82.2
30Yr Fixed - IO                   $36,027,133    146    8.27     $246,761    6.892   358.63  629   79.0
30/15 Fixed Balloon                  $121,550      1    0.03     $121,550    7.594   131.00  740   90.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Original Term
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Fixed 180                         $23,855,368    206    5.48     $115,803    7.354   177.08  601   72.9
Fixed 240                          $2,458,839     22    0.56     $111,765    7.121   235.75  638   78.8
Fixed 360                        $409,183,132  2,454   93.96     $166,741    7.223   357.99  610   76.7
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                    $13,681      1    0.00      $13,681    9.625   99.00   707   53.3
$25,000.01 - $50,000.00            $1,681,409     37    0.39      $45,443    8.840   301.67  611   73.7
$50,000.01 - $75,000.00           $17,291,614    269    3.97      $64,281    8.385   323.81  601   79.6
$75,000.01 - $100,000.00          $39,469,731    447    9.06      $88,299    7.814   337.14  602   79.4
$100,000.01 - $150,000.00         $97,749,694    796   22.45     $122,801    7.447   342.34  602   78.6
$150,000.01 - $200,000.00         $83,212,201    479   19.11     $173,721    7.171   351.93  606   75.6
$200,000.01 - $250,000.00         $59,735,310    266   13.72     $224,569    7.070   350.38  611   75.8
$250,000.01 - $300,000.00         $38,207,608    139    8.77     $274,875    7.011   355.29  607   74.2
$300,000.01 - $350,000.00         $32,598,950    101    7.49     $322,762    6.831   349.39  617   75.1
$350,000.01 - $400,000.00         $26,278,439     70    6.03     $375,406    6.725   355.90  622   75.7
$400,000.01 - $450,000.00         $13,064,399     31    3.00     $421,432    6.894   358.74  626   77.8
$450,000.01 - $500,000.00          $9,475,800     20    2.18     $473,790    6.835   337.44  613   71.6
$500,000.01 - $550,000.00          $4,245,799      8    0.97     $530,725    6.909   358.75  646   70.1
$550,000.01 - $600,000.00          $3,477,422      6    0.80     $579,570    6.375   357.66  642   67.1
$600,000.01 - $650,000.00          $1,295,353      2    0.30     $647,676    6.374   359.00  641   64.1
$650,000.01 - $700,000.00          $1,349,500      2    0.31     $674,750    6.870   359.00  651   85.0
$700,000.01 - $750,000.00          $2,197,070      3    0.50     $732,357    6.741   359.00  605   71.2
$750,000.01 - $800,000.00          $2,345,086      3    0.54     $781,695    6.556   358.67  678   72.6
$800,000.01 - $850,000.00            $809,178      1    0.19     $809,178    6.500   359.00  676   90.0
> $900,000.00                        $999,096      1    0.23     $999,096    6.500   359.00  657   70.2





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                        Range of Current Balance
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Alabama                            $5,304,305     44    1.22     $120,552    7.278   340.36  628   88.0
Alaska                             $1,060,333      7    0.24     $151,476    7.381   358.70  624   84.1
Arizona                           $14,122,507     85    3.24     $166,147    7.259   351.80  609   78.8
Arkansas                           $2,002,688     21    0.46      $95,366    8.115   342.93  623   87.9
California                       $116,672,713    473   26.79     $246,665    6.673   353.07  614   70.6
Colorado                           $4,854,336     30    1.11     $161,811    7.397   354.89  624   78.8
Connecticut                        $6,178,428     32    1.42     $193,076    7.140   357.88  616   76.9
Delaware                           $1,978,991     13    0.45     $152,230    7.826   341.53  572   81.5
District of Columbia               $2,285,003      7    0.52     $326,429    6.532   358.77  622   64.9
Florida                           $46,425,949    320   10.66     $145,081    7.291   350.99  599   77.6
Georgia                            $7,122,881     58    1.64     $122,808    7.961   345.22  602   81.9
Hawaii                             $7,321,669     26    1.68     $281,603    6.889   355.74  642   74.2
Idaho                              $1,677,697     15    0.39     $111,846    7.994   352.06  595   82.3
Illinois                           $8,018,057     62    1.84     $129,323    7.980   340.08  607   80.1
Indiana                            $3,652,247     35    0.84     $104,350    8.094   340.03  625   84.4
Iowa                                 $875,391      9    0.20      $97,266    7.871   320.56  653   84.6
Kansas                               $821,072      8    0.19     $102,634    7.892   316.98  603   87.2
Kentucky                           $2,596,577     26    0.60      $99,868    8.047   328.91  607   85.9
Louisiana                          $4,507,414     40    1.04     $112,685    7.984   338.19  589   81.5
Maine                              $1,757,954     11    0.40     $159,814    7.424   347.22  602   78.4
Maryland                           $6,600,393     37    1.52     $178,389    7.199   355.59  603   78.5
Massachusetts                     $13,159,083     63    3.02     $208,874    6.865   349.83  591   63.6
Michigan                           $5,252,403     50    1.21     $105,048    7.506   335.34  624   83.6
Minnesota                          $3,855,123     22    0.89     $175,233    7.173   358.36  615   79.1
Mississippi                        $2,239,360     22    0.51     $101,789    7.728   313.94  592   83.1
Missouri                           $5,807,377     54    1.33     $107,544    7.940   340.78  591   84.7
Montana                              $811,757      6    0.19     $135,293    7.052   358.30  604   77.7
Nebraska                             $537,835      6    0.12      $89,639    8.288   357.55  615   82.3
Nevada                             $9,460,464     47    2.17     $201,286    7.029   344.48  608   75.8
New Hampshire                      $3,718,073     22    0.85     $169,003    7.162   358.58  590   74.3
New Jersey                         $6,781,275     39    1.56     $173,879    7.510   341.84  592   75.6
New Mexico                         $2,133,023     14    0.49     $152,359    7.996   357.59  603   77.8
New York                          $23,767,581     92    5.46     $258,343    7.118   345.67  601   70.0
North Carolina                     $6,380,716     51    1.47     $125,112    7.828   339.74  631   87.7
North Dakota                         $438,594      4    0.10     $109,649    7.921   316.24  588   87.4
Ohio                               $7,286,993     71    1.67     $102,634    7.802   346.41  614   85.3
Oklahoma                           $3,137,002     34    0.72      $92,265    8.072   331.78  606   86.8





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                  State
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
Oregon                             $7,533,111     39    1.73     $193,157    7.437   358.43  643   83.3
Pennsylvania                      $10,610,407     83    2.44     $127,836    7.689   342.40  602   81.2
Rhode Island                       $1,616,233      9    0.37     $179,581    7.134   341.25  569   67.9
South Carolina                     $2,076,187     21    0.48      $98,866    8.045   344.68  599   79.6
South Dakota                         $483,536      5    0.11      $96,707    7.105   298.11  640   81.0
Tennessee                          $9,399,176     84    2.16     $111,895    7.508   334.11  608   84.3
Texas                             $30,318,230    287    6.96     $105,638    7.701   332.03  613   81.1
Utah                               $1,930,053     15    0.44     $128,670    7.265   358.37  609   79.7
Vermont                              $525,950      4    0.12     $131,487    7.691   308.10  577   72.6
Virginia                          $14,477,911     78    3.32     $185,614    7.310   344.32  605   77.0
Washington                        $10,980,652     58    2.52     $189,322    7.067   353.42  625   80.6
West Virginia                      $1,109,042     12    0.25      $92,420    7.836   329.85  613   81.8
Wisconsin                          $2,980,642     26    0.68     $114,640    8.201   340.98  601   81.4
Wyoming                              $852,943      5    0.20     $170,589    7.056   358.65  586   84.3
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<=50.00                           $23,941,284    142    5.50     $168,601    6.450   336.47  614   42.0
50.01 - 55.00                      $9,491,022     50    2.18     $189,820    6.558   336.02  582   52.6
55.01 - 60.00                     $16,866,746     88    3.87     $191,668    6.575   345.51  586   57.7
60.01 - 65.00                     $28,456,333    142    6.53     $200,397    6.848   352.10  586   63.3
65.01 - 70.00                     $33,773,922    201    7.76     $168,029    6.950   346.48  590   68.1
70.01 - 75.00                     $55,191,258    308   12.67     $179,192    7.130   349.22  600   73.3
75.01 - 80.00                    $125,302,281    802   28.77     $156,237    7.244   347.60  617   79.3
80.01 - 85.00                     $45,198,821    290   10.38     $155,858    7.480   348.37  602   83.9
85.01 - 90.00                     $62,868,390    406   14.44     $154,848    7.589   347.84  619   89.3
90.01 - 95.00                     $18,387,672    126    4.22     $145,934    7.979   346.73  631   94.2
95.01 - 100.00                    $16,019,611    127    3.68     $126,139    8.003   354.36  656   99.6
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
5.001 - 5.500                      $1,894,937      6    0.44     $315,823    5.226   319.09  717   53.6
5.501 - 6.000                     $26,978,971    115    6.19     $234,600    5.952   345.34  646   69.1
6.001 - 6.500                     $82,811,981    378   19.02     $219,079    6.353   350.73  621   70.0
6.501 - 7.000                    $114,430,686    642   26.28     $178,241    6.818   347.71  612   73.2
7.001 - 7.500                     $61,277,310    365   14.07     $167,883    7.319   348.33  611   79.0





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                      Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
7.501 - 8.000                     $85,513,339    604   19.64     $141,578    7.797   347.27  601   82.3
8.001 - 8.500                     $27,898,072    233    6.41     $119,734    8.322   345.11  587   83.2
8.501 - 9.000                     $16,150,662    147    3.71     $109,868    8.797   344.57  580   83.6
9.001 - 9.500                      $8,447,121     81    1.94     $104,285    9.291   343.74  584   87.1
9.501 - 10.000                     $4,180,536     48    0.96      $87,094    9.768   331.07  568   86.0
10.001 - 10.500                    $3,156,146     33    0.72      $95,641   10.264   342.63  574   86.9
10.501 - 11.000                    $1,896,491     20    0.44      $94,825   10.799   334.57  556   88.0
11.001 - 11.500                      $196,185      4    0.05      $49,046   11.306   311.17  545   75.0
11.501 - 12.000                      $601,085      5    0.14     $120,217   11.780   357.33  563   90.1
12.001 - 12.500                       $63,818      1    0.01      $63,818   12.500   314.00  566   80.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                              Property Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
SFR                              $350,154,254  2,196   80.40     $159,451    7.236   346.90  609   76.7
PUD                               $50,273,781    294   11.54     $170,999    7.221   352.45  612   79.2
CND                               $14,506,994     97    3.33     $149,557    7.299   350.74  608   76.1
2 FAM                             $12,618,407     57    2.90     $221,376    7.071   347.49  619   68.5
4 FAM                              $3,681,444     16    0.85     $230,090    6.989   324.24  633   63.5
3 FAM                              $3,403,471     14    0.78     $243,105    7.004   343.23  604   60.8
MNF                                  $500,425      6    0.11      $83,404    8.495   276.48  603   72.8
CNDP                                 $358,563      2    0.08     $179,281    8.116   358.49  584   85.1
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                 Purpose
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
RCO                              $339,832,386  2,012   78.03     $168,903    7.179   346.40  604   74.7
PUR                               $62,103,116    427   14.26     $145,441    7.433   356.33  637   84.2
RNC                               $33,561,838    243    7.71     $138,115    7.364   340.98  613   80.4
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
OO                               $428,336,197  2,623   98.36     $163,300    7.226   347.54  609   76.6
INV                                $5,318,550     47    1.22     $113,161    7.540   336.62  637   70.6





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                                Occupancy
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
2H                                 $1,842,592     12    0.42     $153,549    7.196   343.79  635   60.5
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                             Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN   TOTAL      BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
  1 - 120                            $283,998      3    0.07     $94,666     7.502   93.39   618   56.3
121 - 180                         $23,610,461    204    5.42    $115,738     7.354   177.92  601   73.1
181 - 300                          $3,050,452     31    0.70     $98,402     7.466   243.18  628   78.8
301 - 360                        $408,552,429  2,444   93.81    $167,165     7.221   358.14  610   76.7
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682   100.00    $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
FULL                             $322,648,179  2,093   74.09     $154,156    7.235   347.77  604   77.7
STATED INCOME                    $112,532,316    586   25.84     $192,035    7.214   346.43  625   72.9
ALT                                  $224,531      2    0.05     $112,266    7.259   289.94  559   52.9
STREAMLINE                            $92,313      1    0.02      $92,313    7.750   350.00  606   88.6
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
801 - 820                            $613,234      2    0.14     $306,617    5.899   326.66  801   65.5
781 - 800                            $640,209      4    0.15     $160,052    6.432   338.87  789   91.8
761 - 780                          $1,960,879     12    0.45     $163,407    6.559   354.08  765   75.2
741 - 760                          $2,224,389     11    0.51     $202,217    6.780   350.25  747   76.6
721 - 740                          $6,420,232     31    1.47     $207,104    6.635   352.07  729   80.6
701 - 720                          $9,824,563     53    2.26     $185,369    6.843   347.88  709   81.3
681 - 700                         $19,835,519    106    4.55     $187,128    6.780   340.71  689   79.2
661 - 680                         $28,402,696    163    6.52     $174,250    6.931   350.41  671   80.4
641 - 660                         $49,483,605    274   11.36     $180,597    7.032   352.49  650   77.9
621 - 640                         $50,062,766    313   11.50     $159,945    7.157   349.08  630   78.0
601 - 620                         $67,846,758    412   15.58     $164,677    7.131   343.36  610   77.9
581 - 600                         $67,373,406    439   15.47     $153,470    7.294   350.73  591   76.4
561 - 580                         $51,359,884    344   11.79     $149,302    7.440   344.36  570   75.6
541 - 560                         $37,266,639    244    8.56     $152,732    7.552   346.72  551   71.8





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                        Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Fixed           $435,497,339

                                                          Detailed Report


--------------------------------------------------------------------------------------------------------
                                       Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL      BALANCE     WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
521 - 540                         $28,360,540    176    6.51     $161,139    7.564   347.88  532   70.0
501 - 520                         $13,489,132     95    3.10     $141,991    8.113   338.99  511   70.5
<= 500                               $332,889      3    0.08     $110,963    7.903   357.78  500   65.8
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                  Grade
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
A                                $342,682,192  2,081   78.69     $164,672    7.184   348.23  616   77.4
A-                                $27,224,651    181    6.25     $150,412    7.425   342.45  581   74.5
B                                 $35,304,426    233    8.11     $151,521    7.459   345.88  581   72.5
C                                 $20,185,545    124    4.64     $162,787    7.343   342.52  590   71.3
C-                                 $7,666,662     49    1.76     $156,462    7.256   352.78  597   75.3
D                                  $2,433,863     14    0.56     $173,847    7.077   330.91  590   67.3
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00     $162,378    7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                             Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------
                                      CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                           BALANCE  LOAN   TOTAL      BALANCE      WAC    TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
0                                 $75,383,775    572   17.31    $131,790     7.668   339.94  609   78.7
6                                    $382,018      4    0.09     $95,504     6.090   270.85  625   81.5
12                                $28,905,068    116    6.64    $249,182     7.124   346.40  608   71.2
24                                $29,287,030    182    6.72    $160,918     7.374   348.27  605   79.7
36                                $90,291,849    558   20.73    $161,813     7.081   348.10  618   73.9
48                                   $126,877      1    0.03    $126,877     7.990   354.00  520   70.0
60                               $211,120,722  1,249   48.48    $169,032     7.133   349.90  607   77.0
--------------------------------------------------------------------------------------------------------
                                 $435,497,339  2,682  100.00    $162,378     7.230   347.39  609   76.5
--------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.